Investor Presentation

September 2014


SPORTSMAN'S
WAREHOUSE

Forward Looking Statements & Non-GAAP Measures

In this presentation, we will make statements about our future plans and prospects, including statements about our financial position, financial targets, business strategy and store opening pipeline, that constitute forward-looking statements.

Actual results may differ materially from those indicated by these forward looking statements due to risks relating to our retail-based business model, general economic conditions and consumer spending, our concentration of stores in the Western United States, competition in the outdoor activities and sporting goods market, changes in consumer demands, our expansion into new markets and planned growth, current and future government regulations, risks related to our continued retention of our key management, our distribution center, quality or safety concerns about our merchandise, events that may affect our vendors, trade restrictions, and other factors that are set forth in our filings with the Securities and Exchange Commission (the "SEC"), including under the caption "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended May 3, 2014, which was filed with the SEC on June 11, 2014 and our other public filings made with the SEC and available at www.sec.gov. These factors should be considered carefully and undue reliance should not be placed on these forward-looking statements. We cannot ensure that actual results will not be materially different from those expressed or implied by these forward-looking statements.

In addition, all forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change.

In this presentation, we refer to "Adjusted EBITDA," "Adjusted EBITDA margin," "Free Cash Flow," "Adjusted Operating Income," "Adjusted Net Income," and "Adjusted EPS," which are not financial measures prepared in accordance with GAAP. For a reconciliation of these measures to the most directly comparable GAAP financial measure, see the Appendix to this presentation.

As used herein, unless the context otherwise requires, references to "Sportsman's Warehouse," "we," "us," and "our" refer to Sportsman's Warehouse Holdings, Inc. and its subsidiaries.


RIFLE CARTRIDGES
Remington
CORE-LOKT
BROWNING

SPORTSMAN'S WAREHOUSE
AMERICA'S PREMIER OUTFITTER
HUNTING · FISHING · CAMPING · RELOADING · CLOTHING · FOOTWEAR

Our mission is to provide **outdoor enthusiasts, casual users, and first-time participants** with quality brand-name hunting, fishing, camping and shooting merchandise within a convenient shopping environment, serviced by **passionate,** knowledgeable associates, to create a memorable outdoor experience.

Sportsman's Warehouse Overview

- High-growth outdoor sporting goods retailer
- One-stop shopping experience with **the right gear at the right time**
- Tailored merchandise and in-store events to meet local conditions and demand
- Passionate associates, highly knowledgeable about local market conditions
- Largest outdoor specialty store base in the Western US
- Adaptable store model suited to serve small and large markets
- Double-digit Adjusted EBITDA margins for fiscal 2013 in stores that had been open for more than 12 months
- **300+ store opportunity**


SPORTSMAN'S
WAREHOUSE

Key Facts

Year Founded	1986	**FY 2013:**	
Current Stores(1)	54	**Net Sales**	$643.2 million
States	18	**Gross Profit**	$207.2 million
Store Size (sq. ft.)	30,000 to 65,000	**Adjusted EBITDA**(3)	$70.7 million
Avg. 4-Wall Adj. EBITDA Margin in Year 1(2)	14.6%	***% margin***(3)	11.0%

(1) As of August 2, 2014. One store location has opened since.

(2) Represents performance of eleven stores opened since 2010 that have been open for a full twelve months. Four-wall Adjusted EBITDA means, for any period, a particular store's Adjusted EBITDA, excluding any allocations of corporate selling, general and administrative expenses allocated to that store. Four-wall Adjusted EBITDA margin means, for any period, a store's four-wall Adjusted EBITDA divided by that store's net sales

(3) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, and pre-opening expenses. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

Large, Growing and Highly-Fragmented Outdoor Sporting Goods Industry

- Industry size estimated to be in excess of **$50 billion**
- Sportsman's Warehouse is one of a select number of pure play outdoor specialty retailers
- Mom & Pop retailers estimated to represent 65% of industry
- Participation rates are rising across many key demographics, especially among women
- User-driven industry

Market Share – Retail Stores



National Retailers
35%
Mom & Pop
65%

> $50 billion

Increasing Participation

(millions of participants)

Long-term Trends in Outdoor Sporting Goods[1]



+9%
+11%
12.5
13.7
30.0
33.1
Hunting
Fishing
2006
2011

Recent Tailwind from Female Participation[2]



+29%
+27%
2.4
3.1
5.1
6.4
Hunting w/ Firearms
Target Shooting w/ Live Ammunition
2011
2012

(1) U.S. Fish and Wildlife Service, 2011 and 2006 National Surveys.
(2) National Sporting Goods Association, Sports Participation in the United States, 2013 Edition.

NSSF Adjusted NICS



2,200,000
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
Jan-00
Jun-00
Nov-00
Apr-01
Sep-01
Feb-02
Jul-02
Dec-02
May-03
Oct-03
Mar-04
Aug-04
Jan-05
Jun-05
Nov-05
Apr-06
Sep-06
Feb-07
Jul-07
Dec-07
May-08
Oct-08
Mar-09
Aug-09
Jan-10
Jun-10
Nov-10
Apr-11
Sep-11
Feb-12
Jul-12
Dec-12
May-13
Oct-13
Mar-14
Aug-14
Actual Checks
Average Monthly CAGR (2005 - 2011) 5.9%

Source: National Shooting Sports Foundation and SPWH calculations

Unique Customer Value Proposition

	Sportsman's Warehouse	Cabela's	Bass Pro Shops	Gander Mtn	Mom & Pop
Western Penetration	48 of 54 Stores	15 of 53 stores	6 of 64 stores	2 of 135 stores	NA
Depth of Merchandise Selection	One-stop ~70,000 SKUs	One-stop ~160,000 SKUs	One-stop (NA)	One-stop (NA)	Narrow
Customer Draw	Convenience / Destination	Destination / Entertainment	Destination / Entertainment	Destination / Convenience	Convenience
Box Size (sq. ft)	30k - 65k	40k - 246k	27k - 300k	21k - 123k	NA
Cost to Open New Units	Lower	Higher	Higher	NA	NA
Branded Product Priority / Focus	Higher	Lower	Lower	NA	Similar
Pricing Strategy	Everyday Low Prices	Competitive	Competitive	Competitive	Varies

Source: Company SEC filings and websites. SPWH store count as of August 2, 2014. The rest of the data is as of May 3, 2014.

300+ Store Opportunity with Attractive Store Economics

Relative White Space(1)


1.5x
2.0x
3.0x
3.3x
4.3x
4.5x
4.7x
5.6x
6.6x
7.1x

Low Initial Investment per Store


($ in millions)
Including initial inventory investment
$0.3
$2.5
$2.8
$3.2
$4.4
$15–16
Excluding initial inventory investment
$2.0
$2.2
$2.8
$10–14
$20–24
(2) Outpost
(2) Next Generation

Average New Store Payback Period (years)


Including initial inventory investment
< 1.0
2.0
2.6
2.5
3.0
3.0–3.5
4.0
Urban
Suburban
Excluding initial inventory investment
< 1.0
2.7
3.2
(2) Outpost
(2) Next Generation

Superior Store-Level ROIC(3) Over Time


Including initial inventory investment
110%*
56%
40%(4)
40%
35–40%*
33%
>35%*
Excluding initial inventory investment
124%
>50%*
37%*
31%*
(2) Outpost
(2) Next Generation
Years to Achieve
1
1
1
2
3 – 4
3
5
1
1
1

(1) Defined as total store base potential as a multiple of current store count. Store count as of August 2, 2014 was 54 stores. Peer data is as of May 2014.
(2) Cabela's does not report ROIC inclusive of initial inventory investment or the average amount of its initial inventory investment.
(3) Defined as average pre-tax actual cash-on-cash returns for new stores for the periods indicated. Figures are based on publicly available data. (*) represents a target ROIC.
(4) Represents ROIC during the first twelve months of operations of the eleven stores opened since 2010 that have been open for a full twelve months.

Investment Highlights

1. Differentiated Outdoor Specialty Retail Experience
2. Comprehensive, Locally Relevant Product Assortment and Merchandising Strategy
3. Disciplined and Adaptable Real Estate Strategy
4. Low Cost, High Return Operating Structure with Attractive and Replicable Store Economics
5. Passionate and Experienced Management Team with Proven Track Record

Differentiated and Inviting Shopping Experience with Broad Appeal . . .

Conveniently Located Stores with Easy-In, Easy-Out Access


SPORTSMAN'S
WAREHOUSE

Store Layout is Easy to Navigate with Wide Aisles and Clear Signage


Inventory
Archery
Watersports – 2nd Level
Inventory – 1st Level
Firearms
Hunting
Camping
Seasonal Hunting and Fishing/Marine
Electronics, Optics and Accessories
Registers
Fishing
Clothing
Footwear
Inventory
Offices
Customer Service

Locally Relevant Features


BRAGGING BOARD
HUNTING


FISHING
REPORT

Test Latest Equipment





. . . Complemented by Engaging and Highly Knowledgeable Sales Associates

Highly Trained and Passionate Employees…



- Extensive, specialized and ongoing training programs
- Non-commissioned sales force with incentives based on store-wide performance indicators
- Average tenure of >7 years among 160 store managers and corporate employees
- ~3,800[(1)] highly-trained and passionate employees
- Specially designed, highly interactive training room, the "Blue Room"

…with Experienced and "Localized" Knowledge



- Motivated field team with a passion for our company and the outdoor lifestyle
- True "local experts," spending on average ~16% of gross wages in-store
- Store managers and employees serve in senior positions in organizations such as Ducks Unlimited and the Rocky Mountain Elk Foundation

(1) Approximate total employees as of September 15, 2014

Locally Relevant Merchandising Strategy

- Deep selection of branded merchandise from well-known manufacturers
- **Consumables generate ~35% of unit sales and 20% of dollar sales**
- **Approximately 30% of our products are shielded from internet competition via regulatory restrictions on online sale**
- Locally tailored merchandise mix reflecting seasonal requirements and key demographic and topographical factors
- "Good, Better, Best" product strategy with an emphasis on "Better"
- Competitive, every day low prices
- Our "Blue Room" allows us to partner with our ~1,400 vendors to train all sales associates simultaneously about the unique features of our products





Depth and Breadth of Branded Products Across Our Six Major Departments

FY 2013 Product Breakdown (% of sales)


Footwear 6.6%
Other 2.5%
Clothing 8.8%
Fishing 8.8%
Optics, Electronics & Accessories 9.1%
Camping 12.1%
Hunting and Shooting 52.1%

FY 2013 Net Sales: $643.2 million

Private Label less than 2% of sales

Disciplined, Analytics-Driven Real Estate Strategy Maximizes Coverage and Returns

SPORTSMAN'S WAREHOUSE AMERICA'S PREMIER OUTFITTER

Rigorous Site Selection Process

- Analyze market characteristics and economic viability with local real estate firms and internal committee
  - Density of hunting / fishing license holders
  - Abundance of outdoor recreation areas
- Flexible store model is adaptable to variety of real estate venues
  - Stores may be free-standing or located in power, neighborhood or lifestyle centers
- Low initial capital investment and "no frills" concept provide further flexibility
  - Convenient, easily accessible locations designed for supply replenishment
  - Ability to open multiple stores in local areas within major MSAs
- **Double-digit 4-wall Adjusted EBITDA margins in fiscal 2013 in all stores that had been open for more than 12 months**

Profitably Serve Small and Large MSAs with Attractive Economics

Store Distribution

MSA Population Size	Current Sportsman's Warehouse Stores
Less than 100k	12
100k - 250k	13
250k - 500k	7
500k - 1 million	9
1 million or higher	13
Total	**54[1]**

(1) Total store count as of August 2, 2014.

New Store Economics

Net Investment	$2.0 million	
Initial Inventory	$2.4 million	
	Excluding Inventory	Including Inventory
Year 1 ROIC[2]	123.8%	40.2%
Avg. Pre-Tax Payback[1]	< 1 year	< 2.5 years

(2) Represents performance of eleven stores opened since 2010 that have been open for a full twelve months.

Well-Positioned as a "First-Mover" in Smaller MSAs, as well as to Fill-In Competitive Markets

Portland, Oregon


Oregon I-5 Corridor Store Development
Legend
SW Sportsmans Warehouse
CA Cabela's
Vancouver
Hillsboro
Portland
Tualatin Fall 2014
Salem
0 10 20 40 Miles

Our low-cost model allows us to operate multiple stores to surround a competitor's single, higher-cost unit, while we continue to satisfy our return hurdles

Source: Situs.

Opportunities within Existing and New Markets

Potential to increase store base to more than 300 stores[1] nationally


Pocatello
Twin Falls
ID
WY
Logan
Riverdale
Midvale
Sandy
150,000 sf
Lehi
Provo
Vernal
NV
CO
UT
Grand Junction
St. George
NM
SPWH
Scheels
Cabela's
Existing location
Committed 2015 opening

Source: Situs.

(1) Per Buxton Company research.

Passionate and Experienced Management Team with Proven Track Record

Name	Position	Years at Sportsman's Warehouse	Background
John Schaefer	Chief Executive Officer	5	■ Directed successful consumer and E-Commerce retail companies including Eastbay, Cornerstone Brands and Team Express ■ Received a BBA in Business Administration from the University of Wisconsin; former CPA
Kevan Talbot	Chief Financial Officer	12	■ Served as the Controller and Vice President of Finance for Sportsman's prior to CFO ■ Began career in audit and business advisory at Arthur Andersen LLP and is a CPA ■ Holds a Bachelor of Science degree and a Master of Accountancy degree from Brigham Young University
Jeremy Sage	Senior Vice President, Stores	13	■ Joined Sportsman's Warehouse as a Store Manager and also worked as a District Manager before assuming the Senior Vice President role
Larry Knight	Senior Vice President, Merchandising	17	■ Has worked in the sporting goods industry for over 24 years, including various positions at Sportsman's Warehouse before assuming the Senior Vice President role ■ Holds a Bachelor of Science degree in Business Administration from Southern Utah University
Karen Seaman	Chief Marketing Officer	5	■ Has worked in the retail field for more than 23 years ■ Holds a bachelor's degree from Western Michigan University and an MBA from University of Dayton
Mike Van Orden	Chief Technology Officer	14	■ Has worked in information technology for over 25 years ■ Holds a Bachelor of Science degree in Business Management from the University of Utah
Matthew French	Vice President, Compliance	17	■ Has worked in the sporting goods industry for over 20 years, including various positions at Sportsman's Warehouse involving management of the hunting department ■ Holds Bachelor of Science degree in Economics from Montana State University
Travis Mann	Vice President, Field Merchandising	15	■ Joined Sportsman's Warehouse as a Hunting Manager and also worked as a store manager ■ Most recently served as District Manager before assuming Vice President role

Growth Strategy

1. Capitalize on New Store Growth Opportunity Within Existing and New Markets
2. Increase Same Store Sales Growth through In-Store Initiatives
3. Grow the Sportsman's Warehouse Brand
4. Continue to Enhance Operating Margins

Significant White Space Potential

Significant White Space Opportunity

Number of Sportsman's Warehouse stores



26
29
33
47
55
63
8
[300]+
...
FY 2010
FY 2011
FY 2012
FY 2013(1)
FY 2014
FY 2015
Long-term

Relative White Space(3)



1.5x
2.0x
3.0x
3.3x
4.3x
4.5x
4.7x
5.6x
6.6x
7.1x
ULTA
DICK'S
TUMI
Cabela's

New Store Pipeline

- Four committed openings in FY 2015 on top of eight new stores opened in FY 2014
- Plan to grow store base at a rate of 8+ stores annually for the next several years
- Existing infrastructure, including IT, loss prevention and employee training, is scalable to support our growth up to an estimated 100 stores without significant additional capital investment

Source: Company SEC filings, investor presentations, websites and earnings call transcripts; Buxton research.
(1) Includes 10 Wholesale Sports stores acquired from UFA in March 2013.
(2) Current store count as of August 2, 2014.
(3) Defined as total store base potential as a multiple of current store count. Store counts/white space estimates as of August 2, 2014 for SPWH, May 3, 2014 for peers.

In-Store Initiatives Driving Same Store Sales Growth

- Increased selling square footage in 31 existing stores
  - Facilitates roll-out of store-within-a-store clothing programs
- Launch of loyalty card program (Nov. 2013)
- Computerized kiosks to expand in-store assortment
- In-store pickup


SPORTSMAN'S WAREHOUSE
Loyalty Card



Columbia


Columbia

carhartt


carhartt


UNDER ARMOUR

Grow the Sportsman's Warehouse Brand

Effective "Localized" Advertising

Regional inserts


EXTRAVAGANZA
$34.99
$24.99
$249.99

Billboards


Kenetrek
SPORTSMAN'S WAREHOUSE
Boots
Packs
Optics
Camping
GEAR UP HERE
EXIT TO TURN RIGHT. 2 BLOCKS ON THE RIGHT.

- Marketing budget is ~1% of sales

Grass Roots Campaigns


Buzz Ramsey


MOBILE FISHING TANK


LEUPOLD
IN THE FIELD WEEKEND
October 18th - 20th
Daily Leupold Scope Raffle
Free Laser Engraving On Site
Product Demonstrations
Free Hats
LEUPOLD

In-Store and Off-Site Events



Ladies Night


BAIT CURING
SEMINAR
FEATURING
NATE HUNEMILLER
OWNER OF NATES BAIT

- Hold ~2,500 events annually

Digital / E-Commerce Strategy

- **~13 million total visitors** to website during FY 2013
- Numerous product videos and how-to videos available for public viewing

Continue to Enhance our Operating Margins

- **Improve gross margins through**:
  - Expanding higher margin clothing and footwear departments
  - Expanding private label offerings
  - Improving buying opportunities with vendors
  - Coordinating pricing strategies across stores and buying group
- **Improve Adjusted EBITDA margins by**:
  - Increasing flow-through of higher gross margin products
  - Leveraging existing infrastructure, supply chain, corporate overhead and other fixed costs

Gross Profit and Margin


($ in millions)
$96.3
$117.2
$162.6
$207.2
30.9%
31.1%
30.9%
32.2%
FY 2010
FY 2011
FY 2012
FY 2013
Gross Profit
% margin

Adjusted EBITDA(1) and Margin


$17.3
$31.5
$59.0
$70.7
5.6%
8.4%
11.2%
11.0%
FY 2010
FY 2011
FY 2012
FY 2013
Adj. EBITDA
% margin

Maximizing flow-through of gross profit to Adjusted EBITDA

(1) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, and pre-opening expenses. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

Private Label Program Presents Compelling Margin Opportunity

- Supplement third-party merchandise assortment with our own proprietary brands
  - Fill merchandise gaps
  - Designed and priced to complement our branded assortment
  - Goal to offer customers a quality alternative at a variety of price points
- Focus on clothing, footwear and camping categories
- Infrastructure already in place to scale-up private label

Private Label as a Percentage of Sales


2%
23%
25%
DICK'S
Cabela's

Source: Company SEC filings; DKS as of 09/2013, includes domestic brand exclusives; CAB as of 12/2013

RUSTIC RIDGE™

- Backpacks, camouflage, jackets, hats, outerwear, footwear, socks



SPORTSMAN'S WAREHOUSE

- An assortment of clothing and accessories, including T-shirts, hats, belts



YUKON GOLD

- Browning gun safes manufactured exclusively for Sportsman's Warehouse under Yukon Gold label



Financial Highlights

Historical Financial Overview

Net Sales and Store Count


($ in millions)
Net Sales
Stores
$311.4
26
$376.6
29
$526.9
33
$643.2
47
FY 2010
FY 2011
FY 2012
FY 2013

Same Store Sales


(% increase over prior year)
21.0%
13.1%
25.4%
(3.7%)
FY 2010
FY 2011
FY 2012
FY 2013

Gross Profit


($ in millions)
Gross Profit
% margin
$96.3
$117.2
$162.6
$207.2
30.9%
31.1%
30.9%
32.2%
FY 2010
FY 2011
FY 2012
FY 2013

Adjusted EBITDA(1)


($ in millions)
$17.3
$31.5
$59.0
$70.7
5.6%
8.4%
11.2%
11.0%
FY 2010
FY 2011
FY 2012
FY 2013
Adj. EBITDA
% margin

Note: FY 2012 reflects 53 weeks of operations.
(1) Adjusted EBITDA is calculated as net income plus interest expense, income tax expense (benefit), depreciation and amortization, bankruptcy-related expenses (benefit), expenses related to the acquisition of ten stores in fiscal year 2013, start-up costs for our e-commerce platform, non-cash stock based compensation expense, and pre-opening expenses. See Appendix for a reconciliation of Adjusted EBITDA to net income. Adjusted EBITDA margin means, for any period, Adjusted EBITDA divided by net sales.

Quarterly Combined Same Store Sales Growth



19.6%
22.9%
20.9%
20.4%
17.5%
10.6%
12.1%
13.3%
16.4%
16.6%
15.7%
47.6%
20.8%
2.8%
2.0%
(24.9%)
(18.1%)
(6.1%)
Q1 Q2 Q3 Q4
FY 2010
+21.0%
Q1 Q2 Q3 Q4
FY 2011
+13.1%
Q1 Q2 Q3 Q4
FY 2012
+25.4%
Q1 Q2 Q3 Q4
FY 2013
(3.7%)
Q1 Q2
FY 2014
(11.6%)

Capitalization, Capital Expenditures and Free Cash Flow

Capitalization

Q2 2014

($ in millions)	8/2/2014	xAdj. EBITDA[2]
Cash and Cash Equivalents	$1.7	
ABL Working Capital Facility	62.9	1.0x
Term loan ($185m tranche)	123.5	2.0x
Term loan ($50m tranche)	33.4	0.5x
Total Debt	**$219.8**	**3.6x**

Capital Expenditures



($ in millions)
$6.7
$6.9
$24.9 (3)
Acq. of 10 Stores
DC
FY 2011
FY 2012
FY 2013

Free Cash Flow[1]



($ in millions)
$24.9
$52.2
$45.8(2)
FY 2011
FY 2012
FY 2013

(1) Free Cash Flow calculated as Adjusted EBITDA less capital expenditures. See Appendix for a reconciliation of Free Cash Flow to Net Income.
(2) Based on TTM Adj. EBITDA of $61.2 million. See Appendix for a reconciliation of Adjusted EBITDA to net income. Total debt ratio may differ from the sum of the components due to rounding.
(3) Includes $4.5 million for fixed assets in connection with the acquisition of 10 Wholesale Sports stores.

Select Q2 Results

	Q2 2014	Q2 2013
Net Sales	$159.5 million	$155.9 million
Same Store Sales Increase (Decrease)	(6.1%)	2.8%
Operating Income	$12.3 million	$16.1 million
Adjusted Net Income	$5.1 million	$7.7 million
GAAP Earnings Per Share	$0.12	$0.23
Adjusted Earnings Per Share(1)	$0.12	$0.18

(1) Adjusted EPS reflects an adjusted weighted average sharecount which assumes the IPO was effective as of February 3, 2013

Long-Term Financial Targets[1]

Unit Growth	>10%
Comparable Store Sales Growth	2 - 3%
Total Revenue Growth	>10%
EBITDA Growth	15%
Net Income Growth	25%

(1) Targets assume a minimum of 10% four-wall Adjusted EBITDA margin and a minimum ROIC of 50% excluding initial inventory costs (or 20% including initial inventory cost) for the first twelve months of operations for a new store.

Appendix: GAAP Reconciliations

Reconciliation of Net Income to Adjusted EBITDA and Free Cash Flow

($ in thousands)	Fiscal Year Ended January 29, 2011	January 28, 2012	February 2, 2013	February 1, 2014
Net Income	**$5,244**	**$33,694**	**$28,074**	**$21,750**
Plus:				
(+) Interest expense	5,676	4,392	6,321	25,447
(+) Income tax expense (benefit)	–	(11,467)	19,076	12,838
(+) Depreciation and amortization	2,488	3,108	3,431	6,277
(+) Stock-based compensation(1)	–	–	–	365
(+) Pre-opening expenses(2)	322	774	1,441	1,653
(+) Bankruptcy-related expenses (benefit)(3)	3,536	919	(263)	55
(+) Acquisition expenses(4)	–	–	959	2,331
(+) E-commerce start-up costs	100	126	–	–
Adjusted EBITDA	**$17,366**	**$31,546**	**$59,039**	**$70,716**
(–) Capital expenditures		6,651	6,856	24,916
Free Cash Flow		**$24,895**	**$52,183**	**$45,800**

(1) Stock-based compensation expense is a non-cash expense related to the issuance of restricted stock units by the Company in November 2013.
(2) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location. For the periods presented, these pre-opening costs were not concentrated in any quarter.
(2) We incurred certain costs related to our restructuring and emergence from Chapter 11 bankruptcy and included a liability as part of the reorganization value at August 14, 2009, the date of emergence from bankruptcy. Bankruptcy-related expenses are those amounts that are greater than the initial estimated restructuring costs, whereas bankruptcy-related benefits are those amounts that are less than the initial estimated costs. They are expensed as incurred.
(3) Acquisition expenses for fiscal year 2013 relate to the costs associated with the acquisition of our ten previously operated stores in Montana, Oregon and Washington. Acquisition expenses for fiscal year 2012 relate to legal and consulting expenses related to potential merger and acquisition activity.

GAAP and Non-GAAP Measures (Unaudited)

	For the Thirteen Weeks Ended		For the Twenty-Six Weeks Ended	
	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013
Income from operations	12,343	16,050	12,122	26,666
IPO bonus	-	-	2,200	-
Adjusted income from operations	12,343	16,050	14,322	26,666
Net income	5,063	7,656	1,695	12,115
IPO bonus	-	-	2,200	-
Less tax benefit related to IPO bonus	-	-	(847)	-
Adjusted net income	5,063	7,656	3,048	12,115
Diluted weighted average shares outstanding	41,966	33,229	38,315	33,229
Adjust weighting factor of outstanding shares (1)	50	8,683	3,714	8,683
Adjusted diluted weighted average shares outstanding	42,016	41,912	42,029	41,912
Earnings per share	0.12	0.23	0.04	0.36
Impact of adjustments to numerator and denominator	-	(0.05)	0.03	(0.07)
Adjusted earnings per share	0.12	0.18	0.07	0.29
Reconciliation of net income (loss) to adjusted EBITDA:				
Net income	5,063	7,656	1,695	12,115
Interest expense	4,107	3,365	9,365	6,593
Income tax expense	3,173	5,029	1,062	7,958
Depreciation and amortization	2,218	1,515	4,070	2,426
Stock-based compensation expense (2)	524	-	2,258	-
Pre-opening expenses (3)	904	142	2,129	837
IPO bonus (4)	-	-	2,200	-
Bankruptcy-related expenses (5)	-	-	-	55
Acquisition expenses (6)	-	154	-	2,324
Adjusted EBITDA	15,989	17,861	22,779	32,308

GAAP and Non-GAAP Measures (Unaudited)
Key Notes and Assumptions

(1) Assumes our initial public offering was effective as of February 3, 2013, the first day of our fiscal year 2013.

(2) Stock-based compensation expense represents non-cash expenses related to equity instruments granted to employees under our 2013 Performance Incentive Plan.

(3) Pre-opening expenses include expenses incurred in the preparation and opening of a new store location, such as payroll, travel and supplies, but do not include the cost of the initial inventory or capital expenditures required to open a location.

(4) As a result of the completion of our initial public offering and pursuant to the terms of the employment agreements with our executive officers, we paid $2.2 million in bonuses to our executive officers.

(5) On March 21, 2009, Sportsman's Warehouse Holdings, Inc. and its subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code, seeking to reorganize the business under the provisions of the Bankruptcy Code. The plan of reorganization under the Bankruptcy Code was confirmed by the United States Bankruptcy Court for the District of Delaware on July 30, 2009 and became effective when all material conditions of the plan of reorganization were satisfied on August 14, 2009. We incurred certain costs related to our restructuring and emergence from Chapter 11 bankruptcy and included a liability as part of the reorganization value at August 14, 2009, the date of emergence from bankruptcy. Bankruptcy-related expenses are those amounts that are greater than the initial estimated restructuring costs, whereas bankruptcy-related benefits are those amounts that are less than the initial estimated costs. They are expensed as incurred.

(6) Acquisition expenses for the 26 and 13 weeks ended August 3, 2013 relate to the costs associated with the acquisition of our ten previously operated stores in Montana, Oregon and Washington.